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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  MAY 9, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



        CALIFORNIA                       0-18225                 77-0059951
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (408) 526-4000



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ITEM 5.  OTHER EVENTS

               On May 9, 2000 Cisco Systems, Inc. (the "Registrant") reported its third quarter results for the period ending April 29, 2000. A copy of the press release issued by the Registrant on May 9, 2000 concerning the foregoing quarter results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Exhibits.

               99.1 Press Release of Registrant, dated May 9, 2000, announcing Registrant's release of its third quarter results for the period ending April 29, 2000.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CISCO SYSTEMS, INC.



Dated:  May 17, 2000                  By: /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX



Exhibit
Number                           Description of Document
-------                          -----------------------
99.1           Press Release of Registrant, dated May 9, 2000, announcing
               Registrant's release of its third quarter results for the period ending April 29, 2000.



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